                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                              NATIONAL EQUIPMENT SERVICES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
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           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                       NATIONAL EQUIPMENT SERVICES, INC.

                         NOTICE OF 2001 ANNUAL MEETING
                              AND PROXY STATEMENT

                       NATIONAL EQUIPMENT SERVICES, INC.
                       1603 ORRINGTON AVENUE, SUITE 1600
                            EVANSTON, ILLINOIS 60201

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of National Equipment Services, Inc. (the "Company"), which will be held on Thursday, May 31, 2001, at 1:00 p.m., local time, at LaSalle National Bank, 135 South LaSalle Street, Suite 1960, Chicago, Illinois 60603.

    The Notice of Meeting, Proxy Statement and Proxy Form are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

    It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely,

                                          /s/ Paul R. Ingersoll

                                          Paul R. Ingersoll
                                          SENIOR VICE PRESIDENT AND SECRETARY

                       NATIONAL EQUIPMENT SERVICES, INC.
                       1603 ORRINGTON AVENUE, SUITE 1600
                            EVANSTON, ILLINOIS 60201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of National Equipment Services, Inc. (the "Company") will be held on Thursday, May 31, 2001, at 1:00 p.m., local time, at LaSalle National Bank, 135 South LaSalle Street, Suite 1960, Chicago, Illinois 60603 to consider and take action with respect to the following matters:

    1.  The election of two directors to hold office for a term of three years;

    2. The approval of the first amendment and restatement of the Company's 1998 Long Term Incentive Plan;

    3. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

    4. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    Holders of record of the Company's Common Stock at the close of business on April 9, 2001 are entitled to receive notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's principal executive offices, 1603 Orrington Avenue, Suite 1600, Evanston, Illinois 60201, for a period of 10 days prior to the meeting, and at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Paul R. Ingersoll

                                          Paul R. Ingersoll
                                          SENIOR VICE PRESIDENT AND SECRETARY

April 27, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY DELIVERY OF A LATER-DATED PROXY.

                       NATIONAL EQUIPMENT SERVICES, INC.
                       1603 ORRINGTON AVENUE, SUITE 1600
                            EVANSTON, ILLINOIS 60201

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                  MAY 31, 2001

                            ------------------------

    This proxy statement (this "Proxy Statement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock"), of National Equipment Services, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on May 31, 2001 at 1:00 p.m., local time, at LaSalle National Bank, 135 South LaSalle Street, Suite 1960, Chicago, Illinois 60603, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect two directors to the Board, to approve the first amendment and restatement of the Company's 1998 Long Term Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2001 fiscal year.

    The Notice of Meeting, this Proxy Statement and the Proxy Form are being mailed on or about April 27, 2001 to holders of record of the Common Stock at the close of business on April 9, 2001. The Company's Annual Report to Stockholders, which includes portions of the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2000, are being mailed to stockholders with this Proxy Statement.

    If the enclosed proxy form (the "Proxy Form") is properly signed, dated and returned to the Company, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominees named herein as directors, FOR the approval of the first amendment and restatement of the Company's 1998 Long Term Incentive Plan (as so amended and restated, the "Incentive Plan") and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2001 fiscal year. The Company's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Company's management.

    Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy any time before it is voted by written notice to the Secretary of the Company prior to the Annual Meeting at the Company's principal executive offices at the address above or by submission of a later-dated proxy.

    Each outstanding share of Common Stock entitles the holder thereof to one vote on each matter to come before the Annual Meeting. As of April 9, 2001, there were 21,151,163 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business.

    Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. In addition, the New York Stock Exchange requires, in order for shares issued under the Incentive Plan to be listed on the New York Stock Exchange, that over 50% of all shares entitled to vote for approval of the Incentive Plan must cast a vote on the proposal. For purposes of the New York Stock Exchange requirement, abstaining is a form of voting.

    Under Delaware law, broker "non-votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will have no practical effect in the determination of whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved, whether a plurality of the vote of the shares present and entitled to vote has been cast or whether the total vote cast on a proposal represents a majority of the shares of Common Stock entitled to vote.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's by-laws provide that the size of the Board shall be fixed from time to time by resolution of the Board and that vacancies on the Board may be filled by the remaining directors. The Board currently consists of six directors, who are divided into three classes, each consisting of two directors, who serve staggered three-year terms. Carl Thoma's and John Grove's terms will expire at the 2001 Annual Meeting. Ronald St. Clair's and John Molner's terms will expire at the 2002 Annual Meeting. Kevin Rodgers' and William Kessinger's terms will expire at the 2003 Annual Meeting. Each director is elected to serve for the remaining term of any vacancy filled by the director or until the third succeeding annual meeting of stockholders (if elected at an annual meeting of stockholders) or until a successor is duly elected.

    As long as The 1818 Fund III, L.P. ("The 1818 Fund") holds 20% of the shares of Common Stock issued or issuable upon conversion of the 60,000 shares of Senior Redeemable Convertible Preferred Stock, Series A ("Preferred Stock") of the Company acquired by it in a private placement in 1999, it is entitled to designate one director to the Board to be included in the slate of nominees recommended by the Board and to designate such director's successor at subsequent annual meetings at which such director's or successor's term expires. Mr. Molner is The 1818 Fund's designee.

    Messrs. Thoma and Grove have been nominated for re-election at the Annual Meeting. See "Management--Nominees for Director" and "Management--Continuing Directors" for information with respect to Messrs. Thoma and Grove and the continuing directors of the Company. The Company believes that the nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

    Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. There is no cumulative voting as to any matter, including the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                   PROPOSAL 2
               APPROVAL OF THE FIRST AMENDMENT AND RESTATEMENT OF
                  THE COMPANY'S 1998 LONG TERM INCENTIVE PLAN

GENERAL

    The Company seeks shareholder approval of the first amendment and restatement of the Company's 1998 Long Term Incentive Plan. The Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. Directors, officers and other employees of the Company and its subsidiaries, and other key persons who perform services for the Company, are eligible for grants under the Incentive Plan.

    The Incentive Plan contains only one change from the original plan, which change was approved by the Compensation Committee of the Board of Directors in February 2000, subject to stockholder approval. The change increases the total number of shares of Common Stock that may be issued under the original plan from 2,200,000 to 4,461,191. The Compensation Committee of the Board of Directors approved the Incentive Plan to increase the number of shares of Common Stock available for equity-based incentive grants to enable the Company to continue to attract, motivate and retain the best available persons for positions of responsibility.

    As of April 9, 2001, a total of 46,876 shares of Common Stock have been issued pursuant to stock awards granted under the Incentive Plan and no shares of Common Stock have been issued pursuant to the exercise of stock options awarded under the Incentive Plan. In addition, a total of 2,369,967 stock options were outstanding as of April 9, 2001, 169,967 of which have been granted subject to shareholder approval of the Incentive Plan.

    A total of 4,461,191 shares of Common Stock, representing 21.1% of the Company's currently outstanding Common Stock, will be available for issuance under the Incentive Plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure of the Company or the outstanding shares of Common Stock. In the event of any of these occurrences, the Company may make any adjustments it considers appropriate to, among other things, the number and kind of shares, options or other property available for issuance under the Incentive Plan or covered by grants previously made under the Incentive Plan. The shares available for issuance under the Incentive Plan may be, in whole or in part, authorized and unissued or held as treasury shares. As of April 9, 2001, the closing price of the Common Stock as reported on the New York Stock Exchange was $3.00 per share.

    The summary of the Incentive Plan that appears below is qualified by reference to the full text of the Incentive Plan, a copy of which may be obtained from the Company at no charge. For additional information regarding stock options granted to certain officers, see "Executive Compensation" below.

ADMINISTRATION

    The Compensation Committee of the Board of Directors will administer the Incentive Plan. The Board also has the authority to administer the Incentive Plan and to take all actions that the Compensation Committee is otherwise authorized to take under the Incentive Plan. Grants will be awarded under the Incentive Plan entirely in the discretion of the Compensation Committee. As a result, the Company is unable to determine at this time the recipients, amounts and values of future benefits to be received under the Incentive Plan.

TERMS OF THE INCENTIVE PLAN

    ELIGIBILITY. Directors, officers and key employees of the Company and its subsidiaries, as well as other key individuals performing services for the Company, will be eligible to receive grants under the Incentive Plan. However, only employees may receive grants of incentive stock options. In each case, the Compensation Committee will select the actual grantees. As of April 9, 2001, there were approximately 600 employees expected to be eligible to participate in the Incentive Plan.

    STOCK OPTIONS. Under the Incentive Plan, the Compensation Committee may award grants of incentive stock options conforming to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other non-qualified stock options. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase a number of shares of Common Stock in excess of 500,000, and it may not award incentive options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000, determined at the time of grant.

    The Compensation Committee will determine the exercise price of any option in its discretion. However, unless otherwise permitted by the Internal Revenue Code, the exercise price of an incentive option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, and the exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of the Company's voting power may not be less than 110% of such fair market value on such date.

    Unless the Compensation Committee determines otherwise, the exercise price of any option may be paid in any of the following ways:

    - in cash,

    - by delivery of shares of Common Stock with a fair market value equal to the exercise price,

    - by simultaneous sale through a broker of shares of Common Stock acquired upon exercise, and/or

    - by having the Company withhold shares of Common Stock otherwise issuable upon exercise.

    If a participant elects to deliver or withhold shares of Common Stock in payment of any part of an option's exercise price, the Compensation Committee may in its discretion grant the participant a "reload option." The reload option entitles its holder to purchase the same number of shares of Common Stock as were delivered or withheld. The reload option may also include, if the Compensation Committee chooses, the right to purchase a number of shares of Common Stock equal to the number delivered or withheld in satisfaction of any of the Company's tax withholding requirements in connection with the exercise of the original option. The terms of each reload option will be the same as those of the original exercised option, except that the grant date will be the date of exercise of the original option, and the exercise price will be the fair market value of the Common Stock on the date of exercise.

    The Compensation Committee will determine the term of each option in its discretion. However, no term may exceed (1) in the case of a non-qualified stock option, ten years and a day from the date of grant or (2) in the case of an incentive option, ten years from the date of grant (provided that in the case of an incentive option granted to a person who owns stock constituting more than 10% of the voting power of the Company, such option term may not exceed, if required by the Internal Revenue Code, five years from the date of grant).

    All options under the Incentive Plan generally cease vesting when a grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its subsidiaries. In addition, all options generally expire 90 days after the date of cessation of service, so long as the grantee does not compete with the Company without consent during the 90-day period, while his or her unvested options shall terminate immediately.

    There are, however, exceptions depending upon the circumstances of cessation. In the event of retirement, a grantee's vested options will remain exercisable for up to three years after the date of retirement, so long as the grantee does not compete with the Company without consent during the three-year period, while his or her unvested options shall terminate immediately. Upon termination for cause, all options will terminate immediately, whether or not vested.

    STOCK APPRECIATION RIGHTS. The Compensation Committee may grant stock appreciation rights, or SARs, alone or in tandem with stock options, subject to the terms and conditions it determines under the Incentive Plan. SARs granted in tandem with options become exercisable only when, to the extent and on the conditions that the related options are exercisable, and they expire at the same time the related options expire. The exercise of an option results in the immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR results in the immediate forfeiture of any related option to the extent the SAR is exercised.

    Upon exercise of an SAR, the grantee will receive a distribution in an amount equal to the difference between the fair market value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of an SAR granted in tandem with options, of the option to which the SAR relates, multiplied by the number of shares as to which the SAR is exercised.

    RESTRICTED STOCK. Under the Incentive Plan, the Compensation Committee may award restricted stock subject to the conditions and restrictions, and for the duration, which will generally be at least six months, that it determines in its discretion. A grantee will be required to pay the Company at least the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless the shares are treasury shares. Unless the Compensation Committee determines otherwise, all restrictions on a grantee's restricted stock will lapse when the grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its subsidiaries due to retirement. If termination of employment or service occurs for any other reason, all of a grantee's restricted stock as to which the applicable restrictions have not lapsed will be forfeited immediately.

    PERFORMANCE AWARDS. Under the Incentive Plan, the Compensation Committee may grant performance awards contingent upon achievement by the grantee, the Company and/or its subsidiaries or divisions of set goals and objectives regarding specified performance criteria over a specified performance cycle, as designated by the Compensation Committee. Performance awards may include specific dollar-value target awards, performance units, the value of which is established by the Compensation Committee at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of Common Stock on the date of grant. The value of a performance award may be fixed or may be permitted to fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of Common Stock or other Company securities.

    Unless the Compensation Committee determines otherwise, if a grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its subsidiaries prior to completion of a performance cycle, due to retirement, the grantee will receive the portion of the performance award payable to him or her based on achievement of the applicable performance criteria over the elapsed portion of the performance cycle. If termination of employment or service occurs for any other reason prior to completion of a performance cycle, the grantee will become ineligible to receive any portion of a performance award.

    VESTING, WITHHOLDING TAXES AND TRANSFERABILITY OF ALL AWARDS. The terms and conditions of each award made under the Incentive Plan, including vesting requirements, will be set forth in a written agreement with the grantee. These terms and conditions must be consistent with the provisions of the Incentive Plan. No award under the Incentive Plan may become exercisable within six months of the date of grant, unless the Compensation Committee determines otherwise.

    Unless the Compensation Committee determines otherwise, a participant may elect to deliver shares of Common Stock, or to have the Company withhold shares of Common Stock otherwise issuable upon exercise of an option or SAR or upon grant or vesting of restricted stock, in order to satisfy the Company's withholding obligations in connection with any such exercise, grant or vesting.

    Unless the Compensation Committee determines otherwise, no award made under the Incentive Plan will be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each award may be exercised only by the grantee or his or her guardian or legal representative.

    AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN. The Board may modify or terminate the Incentive Plan in its discretion, except that no modification will become effective without prior approval of the Company's stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. Furthermore, no termination may materially and adversely affect any outstanding rights or obligations under the Incentive Plan without the affected participant's consent. If not previously terminated by the Board, the Incentive Plan will terminate on April 28, 2008, provided that the Board may, prior to such termination, extend the term of the Incentive Plan for up to five years for the grant of awards other than incentive options.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN

    The following is a brief summary of the federal income tax rules relevant to options issued under the Incentive Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, grantees should consult their personal tax advisors with respect to the tax consequences associated with stock options. Moreover, the following summary relates only to grantees' federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

    NON-QUALIFIED OPTIONS. Upon the grant of a non-qualified option, a grantee will not recognize any taxable income, and the Company will not be entitled to a deduction. Upon the exercise of a non-qualified option, the grantee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the Common Stock acquired (including shares sold through a broker or withheld by the Company) on the date of exercise over the exercise price. The Company will be entitled to a deduction equal to the compensation taxable to the grantee.

    If a grantee sells Common Stock acquired upon the exercise of a non-qualified option, the grantee will recognize capital gain or loss equal to the difference between the selling price of the stock and the grantee's basis in such stock, which will generally be equal to the fair market value on the date of exercise. The capital gain or loss will be long-term or short-term, depending on whether the grantee has held the stock for more than one year. In any event, the Company will not be entitled to a deduction with respect to any capital gain recognized by the grantee.

    Short-term capital gains are generally subject to the same federal income tax rate as ordinary income and the current maximum rate is 39.6%. Long-term capital gains are generally subject to a maximum rate of 20% for shares held for more than one year. Capital losses on the sale of stock acquired upon an option's exercise may be used to offset capital gains. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

    INCENTIVE OPTIONS. A grantee will not recognize taxable income on the grant or exercise of an incentive option. However, the excess of the Common Stock's fair market value on the option exercise date over the exercise price will be included in the grantee's alternative minimum taxable income. The grantee may thereby become subject to an alternative minimum tax, which may be payable even though the grantee does not receive any cash upon the option's exercise with which to pay the tax.

    Upon the sale of Common Stock acquired upon exercise of an incentive option, the grantee will recognize long-term capital gain or loss, measured by the difference between the stock's selling price and the option exercise price, so long as he or she has held the stock more than one year after the date of exercise and more than two years after the date of grant. The Company will not be entitled to any deduction as a result of the grant or exercise of an incentive option, or as a result of the sale of stock received upon exercise of an incentive option after the required holding periods have been satisfied.

    However, if a grantee disposes of Common Stock acquired upon exercise of an incentive option before the required holding periods have expired, including through the delivery or withholding of any shares of the stock in payment of all or part of the exercise price of an incentive option, the grantee will recognize taxable ordinary income in an amount equal to the difference between the option's exercise price and the lesser of (i) the Common Stock's fair market value on the date of exercise and (ii) the selling price.

The Company will be allowed a corresponding deduction equal to the amount of compensation taxable to the grantee. If the selling price of the stock exceeds the fair market value on the exercise date, the excess will be taxable to the grantee as long- or short-term capital gain, depending on whether the grantee held the stock for more than one year. The Company will not be allowed a deduction with respect to any capital gain of this nature recognized by the grantee.

    EFFECT OF RULE 16B-3(D)(3) UNDER THE EXCHANGE ACT. The tax consequences of either non-qualified options or incentive options may vary for those directors and executive officers who are subject to the short-swing trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, if those persons are exempted from these restrictions solely in reliance upon the six-month holding provision of Rule 16b-3(d)(3). In general, a participant that falls into this category will recognize income, or begin applicable holding periods, on the later of (i) the date of exercise and (ii) the date six months after the option grant date, unless the participant files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code within 30 days of the date of exercise. Under the election, a grantee elects to recognize income on the exercise date, based on the Common Stock's fair market value on that date, and the grantee's holding period begins on such date.

    ONE MILLION DOLLAR COMPENSATION LIMIT. The Revenue Reconciliation Act of 1993 limits the annual deduction a publicly held company may take for compensation paid to its chief executive officer or any of its four other highest compensated officers in excess of $1 million per year, excluding for this purpose compensation that is "performance-based" within the meaning of Internal Revenue Code Section 162(m). The Company intends that compensation realized upon the exercise of an option or SAR granted under the equity incentive plan be regarded as "performance-based" under Section 162(m) and that such compensation be deductible without regard to the limits imposed by Section 162(m) on compensation that is not "performance-based."

VOTE REQUIRED

    In order to be approved, the Incentive Plan must receive the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock represented in person or by proxy, and the total vote cast on this proposal must represent a majority of the shares of Common Stock entitled to vote. Approval of the Incentive Plan is required for shares of Common Stock issued under the Incentive Plan to be listed for trading on the New York Stock Exchange and for grants of options and SARs made under the plan to qualify as performance-based compensation deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FIRST AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1998 LONG TERM INCENTIVE PLAN.

                                   PROPOSAL 3
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of PricewaterhouseCoopers LLP to serve as independent auditors of the Company with respect to the 2001 fiscal year to examine the financial statements of the Company for the fiscal year ending December 31, 2001 and to perform other appropriate accounting services.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001.

                                   MANAGEMENT

    The following sets forth certain information as of April 9, 2001, with respect to the Company's nominees for director, the Company's continuing directors, and the executive officers of the Company. The Board has the power to appoint the officers of the Company. Each officer will hold office for such term as may be prescribed by the Board and until such person's successor is chosen and qualified or until such person's death, resignation or removal.

NOMINEES FOR DIRECTOR

    CARL THOMA                                                           AGE: 52

        Mr. Thoma is Chairman of the Board of the Company and has served as a director of the Company since its founding in June 1996. Mr. Thoma is the Managing Partner of Thoma Cressey Equity Partners, a private equity investment company in Chicago, Illinois, Denver, Colorado and San Francisco, California formed in December 1997 as a successor to Golder, Thoma, Cressey, Rauner, Inc. He also co-founded and has been a Managing Director of Golder, Thoma, Cressey, Rauner, Inc., the general partner of Golder, Thoma, Cressey, Rauner Fund V, L.P. and its predecessor funds, in Chicago, Illinois since 1980. Mr. Thoma is also a director of Global Imaging Systems, Inc. and numerous other private companies.

    JOHN GROVE                                                           AGE: 81

        Mr. Grove has served as a director of the Company since May 1998. Mr. Grove co-founded JLG Industries, Inc., a manufacturer of hydraulically-operated machinery specializing in aerial work platforms, in 1969 and served as Chairman and Chief Executive Officer until his retirement in 1993. Prior to 1969, Mr. Grove co-founded Grove Manufacturing Co. and developed the modern hydraulic crane. Mr. Grove is also a director of Falling Spring Corp., Truckcraft Corporation and Sentry Trust, Inc.

CONTINUING DIRECTORS

    KEVIN RODGERS                                                        AGE: 50

        Mr. Rodgers has been President, Chief Executive Officer and a director of the Company since he founded the Company with Golder, Thoma, Cressey, Rauner Fund V, L.P. in June 1996. Prior thereto, Mr. Rodgers served as Chief Executive Officer of Brambles Equipment Services, Inc. and Brambles Records Management, Inc. from 1991 to June 1996. From 1991 to 1996, Mr. Rodgers also held the position of Executive Director of Brambles USA, a subsidiary of Brambles Industries Limited, an Australian public company. From 1979 to 1990, Mr. Rodgers held several positions at Morgan Equipment Company, a privately held heavy equipment dealership, including Chief Executive Officer of Morgan Equipment's Australian operations from 1986 to 1990.

    WILLIAM KESSINGER                                                    AGE: 34

        Mr. Kessinger has served as a director of the Company since its founding in June 1996. Mr. Kessinger is a Principal of GTCR Golder Rauner, LLC, a private equity investment company in Chicago, Illinois formed in January 1998 as a successor to Golder, Thoma, Cressey, Rauner, Inc. Mr. Kessinger joined Golder, Thoma, Cressey, Rauner, Inc. in May 1995 and has been a Principal since September 1997. Prior thereto, Mr. Kessinger was a Principal with The Parthenon Group from July 1994 to May 1995. From August 1992 to June 1994, Mr. Kessinger attended Harvard Business School and received his MBA. Prior to that time, Mr. Kessinger served as an Associate with Prudential Asset Management Asia from August 1988 to June 1992. Mr. Kessinger is also a director of AnswerThink Consulting Group, Inc. and Global Imaging Systems, Inc.

    RONALD ST. CLAIR                                                     AGE: 63

        Mr. St. Clair has served as a director of the Company since October 1997. Mr. St. Clair founded High Reach Equipment, an aerial platform rental company headquartered in Baton Rouge, Louisiana. In 1993, Mr. St. Clair sold High Reach Equipment to Brambles Equipment Services, Inc. In 1994, Mr. St. Clair retired from High Reach Equipment.

    JOHN MOLNER                                                          AGE: 38

        Mr. Molner has served as a director of the Company since April 2001 and served as an observer on the Board from May 1999 to April 2001. Mr. Molner is a general partner of Brown Brothers Harriman ("BBH"), a private banking and investment firm based in New York, New York. Mr. Molner joined BBH's corporate finance group in April 1990, became a general partner in January 2001, and is currently head of the firm's mergers and acquisitions group. From September 1985 to July 1987, Mr. Molner was employed at First Boston Corporation as a financial analyst in the firm's high technology group. Mr. Molner also serves on the Board of Directors of Infomediary, LLC, a subsidiary of BBH.

EXECUTIVE OFFICERS (OTHER THAN THOSE WHO ARE DIRECTORS AND LISTED ABOVE)

    DENNIS O'CONNOR                                                      AGE: 51

        Mr. O'Connor has been Chief Financial Officer of the Company since August 1996. Prior thereto, Mr. O'Connor served as Chief Financial Officer of Brambles Equipment Services, Inc. from November 1991 to August 1996, where Mr. O'Connor directed the financial and administrative functions for its seven operating divisions and assisted in operations management. From May 1986 to May 1990, Mr. O'Connor held various positions at Morgan Equipment Company, including Chief Financial Officer and General Manager.

    JAMES O'NEIL                                                         AGE: 57

        Mr. O'Neil has been Fleet Manager of the Company since August 2000. Prior thereto, Mr. O'Neil served as Chief Operating Officer of the Company from September 1998 to August 2000, President of the Company's Sprintank division from the date of the Company's acquisition of Sprintank in July 1997 to September 1998 and had also served as President of Sprintank from January 1996 to the date of such acquisition. From November 1992 to December 1995, Mr. O'Neil served as President and Chief Operating Officer of Encycle/Texas, Inc., a metal concentrate and waste recycling company. Previously, Mr. O'Neil held various senior executive management positions with Laidlaw Environmental Services, Inc. and Tricil Environmental Response, Inc.

    PAUL INGERSOLL                                                       AGE: 35

        Mr. Ingersoll has been Senior Vice President of the Company since February 1999 and Secretary of the Company since June 1996. From June 1996 to February 1999, Mr. Ingersoll also served as Vice President of Corporate Development of the Company. Prior thereto, Mr. Ingersoll served as Assistant to the Executive Director of Brambles USA from March 1992 to May 1996 and as Financial Analyst from November 1989 to March 1992.

INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Board of Directors met four times during fiscal 2000. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors may also create other committees, including an executive committee and a nominating committee. Each director attended 75% or more of the meetings of the Board of Directors and any committees on which such director served during fiscal 2000.

    AUDIT COMMITTEE. The Audit Committee of the Board of Directors is composed of three directors (currently Messrs. Thoma, Kessinger and Grove). The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews such audit results. The Audit Committee met two times during fiscal 2000.

    COMPENSATION COMMITTEE. The Compensation Committee is composed of three directors (currently Messrs. Thoma, St. Clair and Molner). The Compensation Committee makes recommendations regarding the Incentive Plan and decisions concerning salaries and incentive compensation for executive officers, key employees and consultants of the Company. The Compensation Committee met one time during fiscal 2000.

    The Company does not have a nominating committee.

COMPENSATION OF DIRECTORS

    Directors of the Company currently do not receive a salary or an annual retainer for their services, except for (i) Mr. St. Clair, who receives an annual fee of $40,000 and (ii) Mr. Grove, who receives an annual fee of $8,000 and fees of $1,500 for each Board meeting (or $500 if such Board meeting is telephonic) and $500 for each Board committee meeting Mr. Grove attends. The Company expects that new non-employee directors not otherwise affiliated with the Company or its stockholders will be paid an annual cash retainer. All directors are reimbursed for out-of-pocket expenses related to their service as directors, including expenses incurred in connection with attending meetings. Directors may also be issued options pursuant to the Incentive Plan.

    In connection with the Company's initial public offering of Common Stock (the "Initial Stock Offering"), the Company granted each of Mr. Grove and Mr. St. Clair, under the Incentive Plan, options to acquire 10,000 shares of Common Stock that will vest over a five year period. In August 1999, the Company granted each of Mr. Grove and Mr. St. Clair, under the Incentive Plan, options to acquire 2,000 shares of Common Stock that will vest over a five year period. In February 2000, the Company granted each of Mr. Grove and Mr. St. Clair, under the Incentive Plan, options to acquire 2,400 shares of Common Stock that will vest over a five year period.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the SEC. Certain officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that each of its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 2000, except as described below.

    Mr. St. Clair inadvertently failed to file a Form 4 by June 12, 2000 to report his purchase of shares of Common Stock in May 2000. Upon learning of his error, Mr. St. Clair filed a Form 4 on June 19, 2000. In addition, each of Messrs. Grove and St. Clair inadvertently failed to file a Form 5 by February 14, 2001 to report their receipt of option grants in February 2000. Upon learning of his error, each of Messrs. Grove and St. Clair filed a Form 5 on April 23, 2001.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors (the "Audit Committee") is currently comprised of three directors and acts under a written Audit Committee Charter adopted by the Board of Directors. Although Messrs. Thoma and Kessinger are affiliated with Golder, Thoma, Cressey, Rauner Fund V, L.P., the Company's controlling stockholder, the Company believes that each of the members of the Audit Committee is independent, as defined by the Audit Committee Charter and the listing standards of the New York Stock Exchange. Nevertheless, Mr. Kessinger has indicated that he intends to voluntarily remove himself from the Audit Committee, and the Board has indicated that it intends to replace him with Mr. St. Clair, who is independent. In addition, the Company intends to search for an additional independent director to serve on the Board and to replace Mr. Thoma on the Audit Committee. A copy of the current Audit Committee Charter, which is subject to change from time to time by the Board of Directors, is attached as Appendix A to this Proxy Statement.

    Management has the primary responsibility for the Company's financial statements, the reporting process and assurance for the adequacy of controls. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee is responsible for monitoring and overseeing these processes on behalf of the Board of Directors.

    In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS
61). SAS 61 requires independent auditors to communicate matters related to the conduct of the audit to audit committees.

    In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, which requires the written disclosure of all relationships between the Company and its independent auditors that, in the independent auditors' professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the company that it is auditing.

    During fiscal year 2000, the Company retained PricewaterhouseCoopers LLP to provide services as follows and paid therefor the approximate fees indicated below:

                        FINANCIAL INFORMATION SYSTEMS
AUDIT FEES              DESIGN AND IMPLEMENTATION FEES   ALL OTHER FEES
----------              ------------------------------   --------------
      $603,000                        $0                    $700,000

    The category of "all other fees" consists primarily of services provided for tax consulting and tax return preparation. The Audit Committee has considered whether the independent auditors' provision of services other than audit services is compatible with maintaining auditor independence and has determined that it is compatible.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2001.

    This Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts, and such information shall be entitled to the benefits provided in Item 306(c) and (d) of Regulation S-K and Item 7(e)(3)(v) of Schedule 14A.

                                          Submitted by the Audit Committee
                                          of the Board of Directors

                                          Carl Thoma, CHAIRMAN
                                          William Kessinger
                                          John Grove

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 9, 2001 by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each current director and nominee for director of the Company, (iii) each Named Executive Officer (as defined) of the Company and (iv) all directors and executive officers of the Company as a group. As of April 9, 2001, there were 21,151,163 shares of Common Stock outstanding. To the knowledge of the Company, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Company's corporate address. Except as otherwise expressly noted, the percentages below do not assume the conversion into Common Stock of the Preferred Stock.

                                                              NUMBER OF
                                                              SHARES (1)   PERCENT (2)
                                                              ----------   -----------
Golder, Thoma, Cressey, Rauner Fund V, L.P. (3).............  13,861,142      65.5%
The 1818 Fund III, L.P. (4).................................   4,615,385      17.9
Co-Investment Partners, L.P. (5)............................   1,923,077       8.3
Kevin Rodgers (6)...........................................   1,295,975       6.1
Dennis O'Connor (7).........................................     354,296       1.7
James O'Neil (8)............................................      89,946         *
Paul Ingersoll (9)..........................................     229,171       1.1
Carl Thoma (10).............................................  13,861,142      65.5
William Kessinger (10)......................................  13,861,142      65.5
John Molner (11)............................................   4,615,385      17.9
John Grove (12).............................................      27,096         *
Ronald St. Clair (13).......................................     108,477         *
All Directors and Executive Officers as a Group (9 persons)
  (10) (11).................................................  20,581,488      78.8

------------------------

  * Less than one percent.

 (1) The number of shares includes shares of Common Stock subject to options exercisable within 60 days of April 9, 2001 and shares of Common Stock issuable upon conversion of shares of Preferred Stock.

 (2) Shares of Common Stock subject to options exercisable within 60 days of April 9, 2001 and shares of Common Stock issuable upon conversion of shares of Preferred Stock are considered outstanding for the purpose of determining the percentage of the class held by the holder of such option or shares of Preferred Stock, as the case may be, but not for the purpose of computing the percentage held by others.

 (3) Includes 24,287 shares of Common Stock held by GTCR Associates V, a partnership affiliated with Golder, Thoma, Cressey, Rauner Fund V, L.P. The address of each of Golder, Thoma, Cressey, Rauner Fund V, L.P. and GTCR Associates V is 6100 Sears Tower, Chicago, Illinois 60606.

 (4) Represents shares of Common Stock issuable upon conversion of 60,000 shares of Preferred Stock owned of record by The 1818 Fund III, L.P. ("The 1818 Fund"). The general partner of The 1818 Fund is Brown Brothers Harriman & Co. ("BBH"). The address of The 1818 Fund and BBH is 59 Wall Street, New York, New York 10005.

 (5) Represents shares of Common Stock issuable upon conversion of 25,000 shares of Preferred Stock owned of record by Co-Investment Partners, L.P. ("CIP"). The general partner of CIP is CIP Partners, LLC. The address of each of these holders is 660 Madison Avenue, New York, New York 10021.

 (6) Includes 1,112,000 shares of Common Stock owned by Mr. Rodgers' family limited partnership, Rodgers Investment Partners, L.P., as to which he disclaims beneficial ownership. The shares of Common Stock beneficially owned by Mr. Rodgers also include 132,000 shares subject to options.

 (7) The shares of Common Stock beneficially owned by Mr. O'Connor include 62,255 shares subject to options.

 (8) Includes 27,809 shares of Common Stock owned by Mr. O'Neil's family trust, Anne L. O'Neil 2000 Revocable Trust dated February 12, 2001, as to which he disclaims beneficial ownership. The shares of Common Stock beneficially owned by Mr. O'Neil also include 62,137 shares subject to options.

 (9) The shares of Common Stock beneficially owned by Mr. Ingersoll include 73,255 shares subject to options.

(10) Includes 13,836,855 shares of Common Stock held by Golder, Thoma, Cressey, Rauner Fund V, L.P., of which GTCR V, L.P. is the general partner, and also includes 24,287 shares of Common Stock held by GTCR Associates V. Each of Messrs. Thoma and Kessinger is a principal of Golder, Thoma, Cressey, Rauner, Inc., the general partner of GTCR V, L.P. and the managing general partner of GTCR Associates V, and therefore may be deemed to share investment and voting control over the shares of Common Stock held by Golder, Thoma, Cressey, Rauner Fund V, L.P. and GTCR Associates V. Each of Messrs. Thoma and Kessinger disclaims beneficial ownership of the shares of Common Stock owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. and GTCR Associates V. The address of each of these holders is 6100 Sears Tower, Chicago, Illinois 60606.

(11) Includes shares of Common Stock issuable upon conversion of 60,000 shares of Preferred Stock owned of record by The 1818 Fund. Mr. Molner, a general partner at BBH, may be deemed to be the beneficial owner of these shares due to his role as co-manager of The 1818 Fund. Mr. Molner disclaims beneficial ownership of the shares beneficially owned by The 1818 Fund, except to the extent of his pecuniary interest therein. The address of Mr. Molner is 59 Wall Street, New York, New York 10005.

(12) The shares of Common Stock beneficially owned by Mr. Grove include 7,096 shares subject to options.

(13) The shares of Common Stock beneficially owned by Mr. St. Clair include 7,096 shares subject to options.

                             EXECUTIVE COMPENSATION

    The compensation of executive officers of the Company will be determined by the Board of Directors of the Company. The following table sets forth information regarding the compensation paid or accrued by the Company to the Chief Executive Officer and each of the Company's other executive officers (the "Named Executive Officers") for services rendered to the Company in all capacities during fiscal years 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION                                    LONG-TERM COMPENSATION
                           ------------------------------                      ---------------------------------------
                                                                                        AWARDS                PAYOUTS
                                                                               -------------------------      --------
                                                                               RESTRICTED    SECURITIES
                                                                                 STOCK       UNDERLYING         LTIP
        NAME AND                       SALARY     BONUS        OTHER ANNUAL      AWARDS     OPTION/SARS       PAYOUTS
   PRINCIPAL POSITION        YEAR       ($)        ($)         COMPENSATION       (#)           (#)             ($)
-------------------------  --------   --------   --------      -------------   ----------   ------------      --------
Kevin Rodgers............    2000     400,000      --                --            --          60,000(1)         --
  President, Chief           1999     350,000    131,250(3)          --            --         300,000(4)         --
  Executive Officer and      1998     250,000    150,000             --            --              --            --
  Director

Dennis O'Connor..........    2000     275,000      --                --            --          25,000(1)         --
  Chief Financial Officer    1999     225,000     84,378(6)          --            --          85,000(4)         --
                             1998     159,261     82,500             --            --          40,000(7)         --

James O'Neil (9).........    2000     235,000      --                --            --          20,000(1)         --
  Fleet Manager              1999     200,000     66,667             --            --              --            --
                             1998     146,667     79,235             --            --         100,000(7)         --

Paul Ingersoll...........    2000     200,000      --                --            --          30,000(1)         --
  Senior Vice President      1999     175,500     62,682(10)         --            --         110,000(4)         --
  and Secretary              1998     113,507     62,500             --            --          40,000(7)         --


                             ALL OTHER
        NAME AND           COMPENSATION
   PRINCIPAL POSITION           ($)
-------------------------  -------------
Kevin Rodgers............      8,198(2)
  President, Chief             8,216(5)
  Executive Officer and        8,216(5)
  Director
Dennis O'Connor..........      8,198(2)
  Chief Financial Officer      8,216(5)
                               7,358(8)
James O'Neil (9).........      8,198(2)
  Fleet Manager                8,216(5)
                               8,216(5)
Paul Ingersoll...........      8,198(2)
  Senior Vice President        8,216(5)
  and Secretary                6,192(11)

------------------------------

 (1) Options become exercisable in five equal annual installments beginning December 31, 2000.

 (2) The amount shown includes $4,000 of Company 401(k) matching contributions under the Savings Plan (as defined), a $4,000 profit sharing contribution under the Savings Plan and a $198 life insurance premium payment.

 (3) Mr. Rodgers elected to have his 1999 bonus paid in the form of the issuance of 21,875 registered shares of Common Stock pursuant to the Incentive Plan, and the amount shown represents the value of such shares on the date of issuance.

 (4) Options become exercisable in five equal installments on September 1, 2000, December 31, 2000, December 31, 2001, December 31, 2002 and December 31, 2003.

 (5) The amount shown includes $4,000 of Company 401(k) matching contributions under the Savings Plan, a $4,000 profit sharing contribution under the Savings Plan and a $216 life insurance policy premium payment.

 (6) Mr. O'Connor elected to have his 1999 bonus paid in the form of the issuance of 14,063 registered shares of Common Stock pursuant to the Incentive Plan, and the amount shown represents the value of such shares on the date of issuance.

 (7) Options become exercisable in equal daily installments over the five year period ending July 13, 2003, and were granted pursuant to the Incentive Plan.

 (8) The amount shown includes $3,571 of Company 401(k) matching contributions under the Savings Plan, a $3,571 profit sharing contribution under the Savings Plan and a $216 life insurance policy premium payment.

 (9) Mr. O'Neil became an employee of the Company effective July 1, 1997 and became an executive officer of the Company effective September 10, 1998.

(10) Mr. Ingersoll elected to have his 1999 bonus paid in the form of the issuance of 10,938 registered shares of Common Stock pursuant to the Incentive Plan, and the amount shown represents the value of such shares on the date of issuance.

(11) The amount shown includes $2,988 of Company 401(k) matching contributions under the Savings Plan, a $2,988 profit sharing contribution under the Savings Plan and a $216 life insurance policy premium payment.

    The following tables set forth, for the Named Executive Officers, information regarding stock options granted or exercised during, or held at the end of, fiscal 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                                AT ASSUMED ANNUAL RATES
                                                                                              OF STOCK PRICE APPRECIATION
                                                  INDIVIDUAL GRANTS                                 FOR OPTION TERM
                           ----------------------------------------------------------------   ----------------------------
                             NUMBER OF       % OF TOTAL
                             SECURITIES       OPTIONS
                             UNDERLYING      GRANTED TO
                            OPTIONS/SARS    EMPLOYEES IN   EXERCISE PRICE
NAME                       GRANTED (#)(1)   FISCAL YEAR        ($/SH)       EXPIRATION DATE    5% ($)(2)      10% ($)(2)
----                       --------------   ------------   --------------   ---------------   ------------   -------------
Kevin Rodgers............      60,000           10.1%           $6.00           2/14/10          $226,402      $573,747

Dennis O'Connor..........      25,000            4.2             6.00           2/14/10            94,334       239,061

James O'Neil.............      20,000            3.4             6.00           2/14/10            75,467       191,249

Paul Ingersoll...........      30,000            5.1             6.00           2/14/10           113,201       286,874

------------------------

 (1) Options to acquire these shares become exercisable in five equal installments on February 14, 2001, December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004, and were granted pursuant to the Incentive Plan. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combinations of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Company, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly.

 (2) Amounts reflect assumed rates of appreciation from the fair market value on the date of grant as set forth in the SEC's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS/SARS AT     IN-THE-MONEY OPTIONS/SARS
                       SHARES ACQUIRED   VALUE REALIZED         FISCAL YEAR END (#)          AT FISCAL YEAR END ($)
NAME                   ON EXERCISE (1)       ($)(1)          EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                   ---------------   --------------   -------------------------------   -------------------------
Kevin Rodgers........         --               --                     120,000                         $  0
                                                                      240,000                            0

Dennis O'Connor......         --               --                      53,759                            0
                                                                       96,241                            0

James O'Neil.........         --               --                      49,398                            0
                                                                       70,602                            0

Paul Ingersoll.......         --               --                      63,759                            0
                                                                      116,241                            0

------------------------

 (1) As of the end of the fiscal year, none of the options held by the Named Executive Officers had been exercised.

MANAGEMENT EMPLOYMENT AGREEMENTS

    KEVIN RODGERS. Mr. Rodgers is party to a senior management agreement with the Company dated as of June 4, 1996, as amended. Under the agreement, Mr. Rodgers will receive an annual base salary of $250,000, which amount shall be reviewed (but not reduced) annually by the Board in its sole discretion. Mr. Rodgers' current annual base salary is $416,000. Mr. Rodgers will be eligible for a bonus of up to 50% of his base salary, which the Board anticipates awarding if Mr. Rodgers meets or exceeds annual operational and financial objectives agreed to by the Board and Mr. Rodgers. If the Company has not met or exceeded its financial or operational objectives, the Board in its discretion may award Mr. Rodgers a bonus of less than 50% of his base salary. Mr. Rodgers will also be entitled to all other benefits as are approved by the Board and made available to the Company's senior management.

    Under the agreement, Mr. Rodgers purchased 96 shares of Class B Common Stock at a price of $10 per share. In addition, under the agreement, Mr. Rodgers agreed to purchase (upon consummation of certain additional investments by Golder, Thoma, Cressey, Rauner Fund V, L.P. in the Company) up to an additional 7,904 shares of Class B Common Stock at a price of $10 per share; provided that Mr. Rodgers was entitled to purchase all or any portion of such shares at a price of $10 per share at such earlier time as Mr. Rodgers determined. Mr. Rodgers purchased all 7,904 of such additional shares in January 1997. All shares of Class B Common Stock owned by Mr. Rodgers will vest over a five-year period beginning March 1997. In connection with and immediately prior to the consummation of the Initial Stock Offering each share of Class B Common Stock owned by Mr. Rodgers was converted into Common Stock. Upon completion of the Initial Stock Offering, the portions of the agreement which restrict the transfer of the Company's securities were terminated.

    Mr. Rodgers' employment with the Company will continue until terminated by the resignation, death or disability of Mr. Rodgers or by the Board in its good faith judgment that termination of Mr. Rodgers' employment is in the best interests of the Company. In the event Mr. Rodgers' employment is terminated (i) by the Company without cause, (ii) by Mr. Rodgers with good reason or (iii) as a result of Mr. Rodgers' death or disability, until the end of the six-month period commencing on the date of his termination, the Company shall pay to Mr. Rodgers (or his estate) his annual base salary and allow Mr. Rodgers to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. In addition, the Company shall have the option to extend the severance period to the second anniversary of the date of termination, during which period the Company shall pay to Mr. Rodgers (or his estate) his annual base salary and allow Mr. Rodgers to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. Mr. Rodgers has agreed not to compete with the Company during the term of his employment and for six months thereafter and during the extended period (if any) and has agreed not to solicit any employees or customers of the Company during the two years following the date of termination of his employment.

    DENNIS O'CONNOR. Mr. O'Connor is party to a senior management agreement with the Company dated as of December 31, 1996, as amended. Under the agreement, Mr. O'Connor will receive an annual base salary of $165,000, which amount shall be reviewed (but not reduced) annually by the Company's Chief Executive Officer with the approval of the Board in its sole discretion. Mr. O'Connor's current annual base salary is $286,000. Mr. O'Connor will also be entitled to all other benefits as are approved by the Board and made available to the Company's senior management.

    Under the agreement, Mr. O'Connor purchased 24 shares of Class B Common Stock at a price of $10 per share. In addition, under the agreement, Mr. O'Connor agreed to purchase (upon consummation of certain additional investments by Golder, Thoma, Cressey, Rauner Fund V, L.P. in the Company) up to an additional 1,976 shares of Class B Common Stock at a price of $10 per share; provided that Mr. O'Connor was entitled to purchase all or any portion of such shares at a price of $10 per share at such earlier time or times as Mr. O'Connor determined. Mr. O'Connor purchased all 1,976 of such additional shares in January 1997. All shares of Class B Common Stock owned by Mr. O'Connor will vest over a five-year period beginning March 1997. In connection with and immediately prior to the consummation of the Initial Stock Offering, each share of Class B Common Stock owned by Mr. O'Connor was converted into Common Stock. Upon completion of the Initial Stock Offering, the portions of the agreement which restrict the transfer of the Company's securities were terminated.

    Mr. O'Connor's employment with the Company will continue until terminated by the resignation, death or disability of Mr. O'Connor or by the Board in its good faith judgment that termination of Mr. O'Connor's employment is in the best interests of the Company. In the event Mr. O'Connor's employment is terminated
(i) by the Company without cause, (ii) by Mr. O'Connor with good reason or (iii) as a result of Mr. O'Connor's death or disability, until the end of the six-month period commencing on the date of his termination, the Company shall pay to Mr. O'Connor (or his estate) his annual base salary and allow Mr. O'Connor to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. In addition, the Company shall have the option to extend the severance period to the second anniversary of the date of termination, during which period the Company shall pay to Mr. O'Connor (or his estate) his annual base salary and allow Mr. O'Connor to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. Mr. O'Connor has agreed not to compete with the Company during the term of his employment and for six months thereafter and during the extended period (if any) and has agreed not to solicit any employees or customers of the Company during the two years following the date of termination of his employment.

    JAMES O'NEIL. Mr. O'Neil is party to an employment agreement with the Company dated as of September 12, 1998. Under the agreement, Mr. O'Neil will receive an annual base salary of $200,000, which amount shall be reviewed annually. Mr. O'Neil's current annual base salary is $235,000. Mr. O'Neil will be eligible for a bonus of up to 50% of his base salary, based on certain annual performance targets. Mr. O'Neil will also be entitled to the same health, profit sharing and retirement benefits as other similarly-situated employees. Pursuant to the agreement, in 1998 Mr. O'Neil also received options to purchase 80,000 shares of Common Stock at the Initial Stock Offering price of $13.50 per share under the Incentive Plan. The options vest over a period of five years and are exercisable for a period of ten years.

    Each of the Company and Mr. O'Neil may terminate the agreement at any time. If the Company terminates the agreement, the Company will pay to Mr. O'Neil severance equal to 18 months of his then current base pay. In addition, upon certain changes of control, Mr. O'Neil may be entitled to a payment equal to $250,000 if he does not remain employed with the Company following the change of control.

    PAUL INGERSOLL. Mr. Ingersoll is party to a senior management agreement with the Company dated as of June 4, 1996, as amended. Under the agreement, Mr. Ingersoll will receive an annual base salary of $120,000, which amount shall be reviewed (but not reduced) annually by the Company's Chief Executive Officer with the approval of the Board in its sole discretion. Mr. Ingersoll's current annual base salary is $208,000. Mr. Ingersoll will also be entitled to all other benefits as are approved by the Board and made available to the Company's senior management.

    Under the agreement, Mr. Ingersoll purchased 12 shares of Class B Common Stock at a price of $10 per share. In addition, under the agreement, Mr. Ingersoll agreed to purchase (upon consummation of certain additional investments by Golder, Thoma, Cressey, Rauner Fund V, L.P. in the Company) up to an additional 988 shares of Class B Common Stock at a price of $10 per share; provided that Mr. Ingersoll was entitled to purchase all or any portion of such shares at a price of $10 per share at such earlier time or times as Mr. Ingersoll determined. Mr. Ingersoll purchased all 988 of such additional shares in January

1997. All shares of Class B Common Stock owned by Mr. Ingersoll will vest over a five-year period beginning March 1997. In connection with and immediately prior to the consummation of the Initial Stock Offering, each share of Class B Common Stock owned by Mr. Ingersoll was converted into Common Stock. Upon completion of the Initial Stock Offering, the portions of the agreement which restrict the transfer of the Company's securities were terminated.

    Mr. Ingersoll's employment with the Company will continue until terminated by the resignation, death or disability of Mr. Ingersoll or by the Board in its good faith judgment that termination of Mr. Ingersoll's employment is in the best interests of the Company. In the event Mr. Ingersoll's employment is terminated (i) by the Company without cause, (ii) by Mr. Ingersoll with good reason or (iii) as a result of Mr. Ingersoll's death or disability, until the end of the six-month period commencing on the date of his termination, the Company shall pay to Mr. Ingersoll (or his estate) his annual base salary and allow Mr. Ingersoll to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. In addition, the Company shall have the option to extend the severance period to the second anniversary of the date of termination, during which period the Company shall pay to Mr. Ingersoll (or his estate) his annual base salary and allow Mr. Ingersoll to continue to participate in all of the Company's medical, disability and life insurance plans to the extent permitted by the Company's insurance carriers at a cost not materially in excess of the Company's cost for such insurance immediately prior to the date of termination. Mr. Ingersoll has agreed not to compete with the Company during the term of his employment and for six months thereafter and during the extended period (if any) and has agreed not to solicit any employees or customers of the Company during the two years following the date of termination of his employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Messrs. Thoma, St. Clair and Molner. The Company has no Compensation Committee interlocks or insider participation relationships of such persons with the Company to report.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee makes determinations regarding salaries, compensation and benefits of executive officers of the Company and develops and administers the Incentive Plan. This Compensation Committee report documents the components of the Company's executive officer compensation programs and describes the bases upon which compensation will be determined by the Compensation Committee with respect to the executive officers of the Company.

    This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    COMPENSATION OF EXECUTIVE OFFICERS GENERALLY. The compensation philosophy of the Company is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Company's executive compensation programs are as follows:

    - To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent.

    - To recognize superior individual performance, new responsibilities and new positions within the Company.

    - To balance short-term and long-term compensation to complement the Company's annual and long-term business objectives and strategy and to encourage executive performance in furtherance of the fulfillment of those objectives.

    - To provide variable compensation opportunities based on the Company's performance.

    - To encourage stock ownership by executives.

    - To further align the interests of executives with the interests of stockholders.

    COMPONENTS OF FISCAL 2000 COMPENSATION. The Compensation Committee reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

    BASE SALARY. The base pay level for each of Messrs. Rodgers, O'Connor, O'Neil and Ingersoll is set forth in each such executive's senior management or employment agreement. In determining and reviewing base salary levels, the Compensation Committee considers the size and responsibility of the individual's position, the individual's overall performance, the base salaries paid by competitors for comparable positions and, in the case of new hires and in order to help induce the individual to enter the employ of the Company, the individual's compensation history.

    ANNUAL INCENTIVES. The Company utilizes annual bonuses to focus corporate behavior on the achievement of goals for growth, financial performance and other items. Annual bonuses for executive officers are determined by the Compensation Committee based on the achievement of certain operational and financial objectives determined by it and in accordance with such executive officer's senior management or employment agreement. See "--Management Employment Agreements." The operational and financial objectives considered include overall Company performance and the executive's individual performance. Messrs. Rodgers and O'Neil are eligible for a bonus amount up to 50% of their base salary.

    STOCK OWNERSHIP. The Compensation Committee believes that by providing executive officers with an opportunity to establish a meaningful ownership position in the Company, it can help further align the interests of those persons who have substantial responsibility over the management and growth of the Company with the stockholders of the Company. Under the Incentive Plan, the Compensation Committee awarded options to acquire an aggregate of 593,014 shares of Common Stock in fiscal 2000, including a grant of 60,000 options to Mr. Rodgers, 25,000 options to Mr. O'Connor, 20,000 options to Mr. O'Neil and 30,000 options to Mr. Ingersoll. See "--Option/SAR Grants in Last Fiscal Year."

    CHIEF EXECUTIVE OFFICER COMPENSATION. The base pay level and annual incentive bonus compensation for Mr. Rodgers, the Company's Chief Executive Officer, are determined by the Compensation Committee based on achievement of operational and financial objectives determined by it and in accordance with his employment agreement. The Compensation Committee has set Mr. Rodgers' base salary for 2001 at $416,000. Mr. Rodgers' bonus eligibility amount continues to be 50% of base salary.

    CERTAIN TAX CONSIDERATIONS. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers unless, in general, the compensation is paid pursuant to a plan which is performance-based, is non-discretionary and has been approved by the Company's stockholders. The Company's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible without limiting the Company's ability to attract and retain qualified executives.

    SUMMARY. After its review of all existing programs, the Compensation Committee believes that the total compensation program for executives of the Company is focused on increasing values for stockholders and enhancing corporate performance. The Compensation Committee currently believes that the compensation of executive officers is properly tied to stock appreciation through stock options or stock ownership. The Compensation Committee believes that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Compensation Committee.

                                         Submitted by the Compensation
                                         Committee of the Board of Directors

                                         Carl D. Thoma, CHAIRMAN
                                         Ronald St. Clair
                                         John Molner

401(k) PROFIT SHARING PLAN

    The Company maintains a savings plan (the "Savings Plan") qualified under
Section 401(a) and 401(k) of the Internal Revenue Code. Generally, all employees of the Company in the United States who are at least 21 years of age and who have completed six months of service are eligible to participate in the Savings Plan. For each employee who elects to participate in the Savings Plan and makes a contribution thereto, the Company makes a matching contribution of 50% of the first 5% of annual compensation contributed. In addition, the Company may make discretionary profit sharing contributions under the Savings Plan. The maximum contribution for any participant for any year is the maximum amount permitted under Internal Revenue Code.

LONG TERM INCENTIVE PLAN

    The Company has established the Incentive Plan. A maximum of 2,200,000 shares of Common Stock, subject to adjustment, were initially authorized for the granting of stock options under the plan. If the first amendment and restatement of the plan is approved, a maximum of 4,461,191 shares of Common Stock, subject to adjustment, will be authorized. See "Proposal 2." Options granted under the Incentive Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code, or nonqualified stock options. The purposes of the Incentive Plan are to advance the interests of the Company and stockholders by providing Company employees with an additional incentive to continue their efforts on behalf of the Company, as well as to attract to the Company people of experience and ability. The Incentive Plan is intended to comply with Rule 16b-3 of the Exchange Act.

    All officers, directors and other key employees and consultants of the Company or its subsidiaries are eligible to participate under the Incentive Plan, as deemed appropriate by the Compensation Committee of the Board of Directors. Eligible employees will not pay any cash consideration to the Company to receive the options. The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The exercise price for the incentive stock options must be no less than the fair market value of the Common Stock on the date of grant. The exercise price of nonqualified stock options is not subject to any limitation based upon the then current market value of the Common Stock. Incentive stock options will expire no later than the tenth anniversary of the date of grant and nonqualified stock options will expire no later than ten years and a day from the date of grant.

    An option holder will be able to exercise options from time to time, subject to vesting. All options under the Incentive Plan generally cease vesting when a grantee ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its subsidiaries. In addition, all options generally expire 90 days after the date of cessation of service, so long as the grantee does not compete with the Company without consent during the 90-day period, while his or her unvested options shall terminate immediately. There are, however, exceptions depending upon the circumstances of cessation. In the event of retirement, a grantee's vested options will remain exercisable for up to three years after the date of retirement, so long as the grantee does not compete with the Company without consent during the three-year period, while his or her unvested options shall terminate immediately. Upon termination for cause, all options will terminate immediately, whether or not vested. Subject to the above conditions, the exercise price, duration of the options and vesting provisions will be set by the Compensation Committee of the Board of Directors in its discretion.

                               PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return on an investment of $100 since July 14, 1998, the Company's initial trading date, with that of the S&P Smallcap 600 Index and that of a peer group of selected companies that the Company believes are most comparable to the Company. The peer group is comprised of the following companies: NationsRent Inc., Neff Corp. and United Rentals Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NATIONAL EQUIPMENT   PEER    S&P SMALL CAP
               SERVICES INC.    GROUP      600 INDEX
7/14/98              $100.00  $100.00        $100.00
12/31/98              $76.67   $97.65         $91.97
12/31/99              $41.67   $56.75        $103.37
12/29/00              $12.50   $36.94        $115.57

                                                   NATIONAL                            S&P
                                                   EQUIPMENT                      SMALL CAP 600
                                                 SERVICES INC.      PEER GROUP        INDEX
                                              -------------------   -----------   -------------
7/14/98.....................................        $100.00           $100.00        $100.00
12/31/98....................................        $ 76.67           $ 97.65        $ 91.97
12/31/99....................................        $ 41.67           $ 56.75        $103.37
12/29/00....................................        $ 12.50           $ 36.94        $115.57

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN LOANS TO EXECUTIVES

    The Company loaned $64,000 to Mr. Rodgers, $20,000 to Mr. O'Connor and $10,000 to Mr. Ingersoll pursuant to promissory notes (the "Executive Notes") to finance their purchase of the Company's securities. See "Management--Management Employment Agreements." Each of the Executive Notes is secured by a pledge of the securities purchased with such Executive Note pursuant to an Executive Stock Pledge Agreement between the Company and each of Messrs. Rodgers, O'Connor and Ingersoll. The Executive Notes bear interest at a rate per annum equal to the applicable federal rate as set forth in Section 1274(d) of the Internal Revenue Code of 1986, as amended. The principal amount of the Executive Notes and all interest accrued thereon mature in part on June 4, 2006, with the remainder maturing on January 6, 2007. The Executive Notes may be prepaid in full or in part at any time.

FIRST REGISTRATION AGREEMENT

    In connection with the formation of the Company, the Company and its stockholders entered into a Registration Agreement dated as of June 4, 1996 (the "First Registration Agreement") pursuant to which certain stockholders have the right in certain circumstances and, subject to certain conditions, to require the Company to register shares of the Company's Common Stock held by them under the Securities Act. Under the First Registration Agreement, except in limited circumstances, the Company is obligated to pay all expenses in connection with such registration.

PREFERRED STOCK OFFERING

    On May 14, 1999, the Company issued 36,000 and 15,000 shares of Preferred Stock to The 1818 Fund and CIP, respectively, for consideration of $36.0 million and $15.0 million, respectively. In addition, the Company concurrently issued an aggregate of 9,000 shares of Preferred Stock to other investors for aggregate consideration of $9.0 million. On June 18, 1999, the Company issued 24,000 and 10,000 shares of Preferred Stock to The 1818 Fund and CIP, respectively, for consideration of $24.0 million and $10.0 million, respectively. In addition, the Company concurrently issued an aggregate of 6,000 shares of Preferred Stock to other investors for aggregate consideration of $6.0 million.

    The Company paid to each purchaser of Preferred Stock upon consummation of each investment a facility fee equal to 5% of the purchase price paid by such purchaser.

    In connection with the investment, the Company, The 1818 Fund, CIP and other Preferred Stock investors entered into a Registration Rights Agreement dated as of May 14, 1999 (the "Second Registration Rights Agreement") pursuant to which the Preferred Stock investors have the right in certain circumstances, and subject to certain conditions, to require the Company to register shares of the Company's Preferred Stock and Common Stock held by them under the Securities Act. Under the Second Registration Rights Agreement, except in limited circumstances, the Company is obligated to pay expenses in connection with such registration.

ST. CLAIR EQUIPMENT COMPANY PURCHASE

    On August 31, 2000, the Company acquired substantially all of the assets of St. Clair Equipment Company for approximately $2.7 million. St. Clair Equipment Company was owned and controlled by Mr. St. Clair and his wife, Theresa St. Clair. In connection with this acquisition, on September 15, 2000, the Company also purchased two JLG booms from Vacajun II for approximately $120,000. Vacajun II is owned and controlled by Mr. St. Clair's stepmother, Bobbi St. Clair, and his two sisters, Cathy Stephens and Vicki Smith.

                   SOLICITATION AND EXPENSES OF SOLICITATION

    The solicitation of proxies will be made initially by mail. The Company's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Company's Common Stock. All expenses of solicitation of proxies will be paid by the Company.

                          ANNUAL REPORT AND FORM 10-K

    A copy of the Company's Annual Report to Stockholders, which includes portions of the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2000, is included with this mailing. Any stockholder entitled to vote at the Annual Meeting who did not receive a copy of the Annual Report may obtain one by writing or calling Mr. Paul Ingersoll, Senior Vice President and Secretary, National Equipment Services, Inc., 1603 Orrington Avenue, Suite 1600, Evanston, Illinois 60201, telephone (847) 733-1000.

        SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2002 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, National Equipment Services, Inc., 1603 Orrington Avenue, Suite 1600, Evanston, Illinois 60201, and must have been received by the Corporate Secretary on or before December 28, 2001. The Company will consider only proposals meeting the requirements of applicable SEC rules.

                                          The Board of Directors

April 27, 2001

                                                                      APPENDIX A

                       NATIONAL EQUIPMENT SERVICES, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

    The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

    Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

    - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS') No. 61, as amended.

    - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended; this review will occur prior to the Company's filing of the Form 10-Q.

    - The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

    - The Committee shall:

     - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     - recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

    - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

PROXY                  NATIONAL EQUIPMENT SERVICES, INC.                  PROXY
                       1603 Orrington Avenue, Suite 1600
                           EVANSTON, ILLINOIS 60201

                      SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Kevin P. Rodgers and Paul R. Ingersoll, and each of them, proxies, with power of substitution and revocation, acting together or, if only one is present and voting, then that one, to vote the stock of National Equipment Services, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 31, 2001 and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, as designated herein and authorizes the proxies to vote in accordance with the recommendations of the Company's management upon such other business as may properly come before the Annual Meeting of Stockholders.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, FOR ITEM 2 AND FOR ITEM 3.

New Address: _____________________

__________________________________

__________________________________

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                      NATIONAL EQUIPMENT SERVICES, INC.

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/


                                                                       For All
THE BOARD OF DIRECTORS RECOMMENDS A VOTE          For      Withheld     Except
"FOR" ITEMS 1, 2 AND 3.                           / /        / /         / /

1.  Election of Directors
    NOMINEES:  Carl Thoma and John Grove

    ------------------------------------
    (Except nominee(s) written above.)


2.  Approval of the first amendment and           For      Against     Abstain
    restatement of the Company's 1998             / /        / /         / /
    Long Term Incentive Plan.


3.  Ratification of the appointment of            For      Against     Abstain
    PricewaterhouseCoopers LLP as the             / /        / /         / /
    Company's independent public accountants for the fiscal year ending December 31, 2001.


    Check here if you plan to attend the annual meeting.     / /

    / / Check here for address change.


                                                        Dated: __________, 2001

                                          Signature(s) ________________________

                                          _____________________________________

                                          Please date and sign exactly as names
                                          appear on this Proxy. Joint owners
                                          should each sign. Trustees, executors,
                                          etc. should indicate the capacity in
                                          which they are signing.

                                                                      APPENDIX B

                     FIRST AMENDMENT AND RESTATEMENT OF THE
                        NATIONAL EQUIPMENT SERVICES, INC.
                          1998 LONG TERM INCENTIVE PLAN


          1. PURPOSE.

          This plan shall be known as the National Equipment Services, Inc. 1998 Long Term Incentive Plan (the "PLAN"). The purpose of this Plan shall be to promote the long term growth and profitability of National Equipment Services, Inc. (the "COMPANY") and its Subsidiaries by (i) providing certain directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and
(ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under this Plan.

          2. DEFINITIONS.

          (a) "BOARD OF DIRECTORS" and "BOARD" mean the board of directors of the Company.

          (b) "CAUSE" means the occurrence of one of the following events: (i) conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; (ii) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; (iii) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or (iv) breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

          (c) "CHANGE IN CONTROL" means the occurrence of one of the following events:

              (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

              (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;

              (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

              (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (d) "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means the Compensation Committee of the Board. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

          (f) "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

          (g) "COMPETITION" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiary.

          (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (i) "FAIR MARKET VALUE" of a share of Common Stock of the Company means, with respect to the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose The Nasdaq Stock Market) (the "MARKET") for the immediately preceding trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the Committee may use the net sale price received to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

          (j) "INCENTIVE STOCK OPTION" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

          (k) "NON-EMPLOYEE DIRECTOR" has the meaning given to such term in Rule 16b-3 under the Exchange Act.

          (l) "NONQUALIFIED STOCK OPTION" means any stock option other than an Incentive Stock Option.

          (m) "OTHER COMPANY SECURITIES" mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

          (p) "PERSON" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

          (n) "RETIREMENT" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

          (o) "SUBSIDIARY" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

          3.  ADMINISTRATION.

          This Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer this Plan, in which case the term "COMMITTEE" shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two Non-Employee Directors (unless the Committee consists of the entire Board). Subject to the provisions of this Plan, the Committee shall be authorized to (i) select persons to participate in this Plan, (ii) determine the form and substance of grants made under this Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) modify the terms of grants made under this Plan, (iv) interpret this Plan and grants made thereunder, and (v) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out this Plan as it may deem appropriate. Decisions of the Committee on all matters relating to this Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer or other director of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer or other director of the Company in connection with the performance of duties under this Plan, except for such person's own willful misconduct or as expressly provided by statute.

          The expenses of this Plan shall be borne by the Company. This Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under this Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

          4.  SHARES AVAILABLE FOR THIS PLAN.

          Subject to adjustments as provided in Section 15, an aggregate of 4,461,191 shares of Common Stock (the "SHARES") may be issued pursuant to this Plan. Such Shares may be in whole or in part authorized and unissued, or shares which are held by the Company as treasury shares. If any grant under this Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under this Plan unless, in the case of options granted under this Plan, related SARs are exercised.

          Without limiting the generality of the foregoing provisions of this
Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

          5.  PARTICIPATION.

          Participation in this Plan shall be limited to those directors (including Non-Employee Directors), officers and key employees of, and other key individuals performing services for, the Company and its Subsidiaries selected by the Committee. Nothing in this Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of or the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services of a participant at any time. By accepting any award under this Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

          Incentive Stock Options or Nonqualified Stock Options, SARs, alone or in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "OPTIONEES" or "GRANTEES," as the case may
be). Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

          6.  INCENTIVE AND NONQUALIFIED OPTIONS.

          The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code). In any one calendar year, the Committee shall not grant to any one participant, options or SARs to purchase a number of shares of Common Stock in excess of 500,000 (as adjusted from time to time pursuant to Section 15). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

          It is the Company's intent that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under this Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under this Plan, provided that such stock option otherwise meets this Plan's requirements for Nonqualified Stock Options.

          (a) PRICE. The price per Share deliverable upon the exercise of each option ("EXERCISE PRICE") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less that 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code.

          (b) PAYMENT. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft or money order), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the Shares to be acquired by delivery of the optionee's promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the share(s) of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

          (c) TERMS OF OPTIONS. The term during which each option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part
(i) in the case of a Nonqualified Stock Option or an Incentive Stock Option (other than as described below), more than ten years and one day from the date it is granted or (ii) in the case of an Incentive Stock Option, ten years from the date it is granted; provided, that, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, in no event shall such option be exercisable, if required by the Code, more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has been continuously since the date the option was granted, a director, officer or employee of, or performed other services for, the Company or a Subsidiary. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

          (d) LIMITATIONS ON GRANTS. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code) may not exceed $100,000.

          (e) TERMINATION OF EMPLOYMENT.

              (i) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such three-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such cessation. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under this Plan if required to be so treated under the Code.

          (ii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the participant's options and SARs shall be forfeited immediately upon such cessation, whether or not then exercisable.

          (iii) Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than Retirement or Cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

          (f) GRANT OF RELOAD OPTIONS. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option ("EXERCISED OPTIONS") and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a "RELOAD OPTION") for a number of shares of Common Stock equal to the sum (the "RELOAD NUMBER") of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

          7.  STOCK APPRECIATION RIGHTS.

          The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify.

          No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

          SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

          Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock of the Company on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

          All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of the Company's Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

          8.  RESTRICTED STOCK.

          The Committee may at any time and from time to time grant Shares of restricted stock under this Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise provided in the third paragraph of this
Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

          The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under this Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

          Except as otherwise provided by the Committee, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

          9.  PERFORMANCE AWARDS.

          Performance awards may be granted on a contingent basis to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards so granted to a participant and the appropriate period over which performance is to be measured (a "PERFORMANCE CYCLE"). Performance awards may include (i) specific dollar-value target awards
(ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of the Company's Common Stock.

          The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

          The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

          The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

          A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her Retirement prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

          10. WITHHOLDING TAXES.

          (a) PARTICIPANT ELECTION. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver shares of Common Stock pursuant to this Section 10(a), such delivery must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery of Common Stock in payment of the exercise price of options.

          (b) COMPANY REQUIREMENT. The Company may require, as a condition to any grant or exercise under this Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under this Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of this Plan; provided that the Company shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

          11. WRITTEN AGREEMENT; VESTING.

          Each employee to whom a grant is made under this Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of this Plan, as may be approved by the Committee. Unless the Committee determines otherwise, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

          12. TRANSFERABILITY.

          Unless the Committee determines otherwise, no option, SAR, performance award, or restricted stock granted under this Plan shall be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR, or performance award may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

          13. LISTING, REGISTRATION AND QUALIFICATION.

          If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out and no Shares may be issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

          It is the intent of the Company that this Plan comply in all respects with Section 162(m) of the Code, that awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Section 162(m), such provision shall be deemed null and void to the extent required to permit this Plan to comply with Section 162(m), as the case may be.

          14. TRANSFER OF EMPLOYEE.

          The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

          15. ADJUSTMENTS.

          In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under this Plan, in the number and kind of Shares or other property covered by grants previously made under this Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of this Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (i) assumed by the surviving or continuing corporation, (ii) canceled in exchange for property (including cash), and/or (iii) in the case of options, SARs, performance awards, and restricted stock which are not vested, either (A) canceled for no consideration or payment of any kind or (B) vested and canceled in exchange for property (including cash).

          Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under this Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

          16. TERMINATION AND MODIFICATION OF THIS PLAN.

          The Board of Directors or the Committee, without further approval of the stockholders, may modify or terminate this Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed.

          17. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THIS PLAN.

          The terms of any outstanding award under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under this Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under this Plan.

          18. COMMENCEMENT DATE; TERMINATION DATE.

          The date of commencement of this Plan shall be April 28, 1998, subject to approval by the shareholders of the Company. In February 2000, the Committee approved the first amendment and restatement of this Plan, subject to stockholder approval. Unless previously terminated upon the adoption of a resolution of the Board terminating this Plan, this Plan shall terminate at the close of business on April 28, 2008; provided that the Board may, prior to such termination, extend the term of this Plan for up to five years for the grant of awards other than Incentive Stock Options. No termination of this Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her consent, under any grant of options or other incentives theretofore granted under this Plan.

          19. GOVERNING LAW.

          The corporate laws of the State of Delaware will govern all questions concerning this Plan to the extent such laws are applicable to this Plan. All other questions concerning the construction, validity and interpretation of this Plan will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

                        *    *    *    *    *



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